STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1995
                            Revised December 11, 1995
                            PERKINS OPPORTUNITY FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                              730 East Lake Street
                             Wayzata, MN 55391-1713
                                 (800) 366-8361
                                 (612) 473-8367


         This Statement of Additional Information is not a prospectus and it should be read in conjunction with the prospectus of the Perkins Opportunity Fund (the "Fund"). A copy of the prospectus of the Fund dated August 1, 1995 as revised December 11, 1995 is available by calling the numbers listed above or
(212) 633-9700.

                                TABLE OF CONTENTS

                                                            Page

The Trust . . . . . . . . . . . . . . . . . . . . . . . .    B-2
Investment Objective and Policies . . . . . . . . . . . .    B-2
Investment Restrictions . . . . . . . . . . . . . . . . .    B-8
Distributions and Tax Information . . . . . . . . . . . .    B-10
Management . . . . .  . . . . . . . . . . . . . . . . . .    B-13
The Fund's Investment Advisor . . . . . . . . . . . . . .    B-15
The Fund's Administrative Manager  . . . . . . . . . . .     B-16
The Fund's Distributor. . . . . . . . . . . . . . . . . . .  B-17
Execution of Portfolio Transactions . . . . . . . . . . .    B-17
Additional Purchase and Redemption Information  . . . . .    B-20
Determination of Share Price  . . . . . . . . . . . . . .    B-21
Performance Information . . . . . . . . . . . . . . . . .    B-22
General Information . . . . . . . . . . . . . . . . . . .    B-23
Financial Statements . . . . . . . . . . . . . . . . .. .    B-24





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                                    THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the Perkins Opportunity Fund series (the "Fund").


                        INVESTMENT OBJECTIVE AND POLICIES

         The Perkins Opportunity Fund (the "Fund") is a mutual fund with the investment objective of seeking capital appreciation. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements

         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings

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with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the investment manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities

         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes

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the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will establish a segregated account with its Custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Securities Lending

         Although the Fund's objective is capital appreciation, the Fund reserves the right to lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Advisor or Distributor and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan, marked to market daily. During the time the portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. It is not anticipated that more than 5% of the value of the Fund's portfolio securities will be subject to lending.

Foreign Investments

         Although it has no present intention of doing so, the Fund has reserved the right to invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Adviser will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

Options on Securities

         Although it has no present intention of doing so, the Fund reserves the right to engage in certain purchases and sales of options on securities. The Fund may write (i.e., sell) call options ("calls") on equity securities if the calls are "covered" throughout the life of the option. A call is "covered" if the Fund owns the optioned securities. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

         The Fund may purchase a call on securities to effect a "closing purchase transaction" which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligation. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

         The Fund also may write and purchase put options ("puts"). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. When the Fund writes a put, it will maintain at all times during the option period, in a segregated account, cash or U.S. Government securities equal in value to the exercise price of the put.

         The Fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

         The Fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the Fund as written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Fund. Until the underlying securities are released from escrow, they cannot be sold by the Fund.

         In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Short Sales

         The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund than is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

         No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net equity. The Fund similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

         In addition, the Fund may make short sales "against the box," i.e. when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, in connection with opening, maintaining, and closing short sales against the box.

Leverage Through Borrowing

         The Fund may borrow money for leveraging purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.


                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

                  (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         4. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

         5. Purchase or sell commodities or commodity contracts (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

         6. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry.
(Does not apply to investment in the securities of the U.S.
Government, its agencies or instrumentalities.)

         7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

         8. Invest in any issuer for purposes of exercising control or management.

     The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

     9. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Trustees or officers of the Trust or the Fund's investment manager owns beneficially more than 1/2 of 1%, and all such Trustees or officers holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

         10. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

         11. Invest, in the aggregate, more than 10% of its total assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

     Under applicable provisions of Texas law, any investment by the Fund in warrants may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchange. Also, as provided for under Texas law, the Fund may not purchase real estate limited partnership interests.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus after the conclusion of the Fund's fiscal year (March 31). Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

         Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended

(the "Code") for its fiscal period ended March 31, 1994 and intends to continue to qualify, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

         Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on that Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

         A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

         Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

         The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

     This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

                                   MANAGEMENT

Trustees

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.


Steven J. Paggioli,* 45  President and Trustee

     479 West 22nd Street, New York, New York 10011. Executive Vice President, Robert H. Wadsworth & Associates, Inc. (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC"; mutual fund administration), President of Southampton Investment Management Company ("Southampton"; mutual fund administrator and the Fund's Administrative Manager), and Vice President of First Fund Distributors, Inc. ("FFD"; registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 52 Trustee

Wildflower Hill, Ancram New York 12502. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook, 56 Trustee

     30 Rockefeller Plaza, New York, New York 10112. Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 57 Trustee

     333 Technology Dr., Malvern, PA. Managing Director, Premier Solutions, Ltd.
Formerly   President  and  Founder,   National  Investor  Data  Services,   Inc.
(investment related computer software).

Rowley W.P. Redington, 51 Trustee

     260 Washington Street, Newark, New Jersey 07102. Vice President, PRS of New Jersey, Inc. (management consulting); Chief Financial Officer, Jersey Electronics, Inc. (formerly ESI, Inc.) (consumer electronics service and marketing); formerly President, Aveco Inc. (consumer electronic service and marketing) and formerly Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*, 38 Treasurer

     2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, Robert H. Wadsworth & Associates, Inc., Senior Vice President of ICAC and Vice President of FFD since 1990. Formerly Vice President, Huntington Advisors, Inc. (investment advisors) 1988-90.

Robin Berger*, 39 Secretary

     479 West 22nd St., New York, New York 10011. Vice President, Robert H. Wadsworth & Associates, Inc. since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991-93), and Legal Product Manager, Mitchell Hutchins Asset Management (1988-91).


Robert H. Wadsworth*, 56 Vice President

     4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of Robert H. Wadsworth & Associates, Inc. since 1982, President of ICAC and FFD and Vice President of Southampton since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the total compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust. During the fiscal year ended March 31, 1995, trustees fees and expenses of $4,250 were allocated to the Fund.

Name of Trustee                        Total Compensation

Dorothy A. Berry                           $10,000
Wallace L. Cook                            $10,000
Carl A. Froebel                            $10,000
Rowley W.P Redington                       $10,000

         The Fund receives investment advisory services pursuant to agreements with the Advisor and the Trust. Each such agreement, after its initial term, continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.


                          THE FUND'S INVESTMENT ADVISOR

         As stated in the Prospectus, investment advisory services are provided to the Fund by Perkins Capital Management, Inc., the Advisor, pursuant to an Investment Advisory Agreement. The Advisor is controlled by Richard Perkins, Sr., Richard Perkins, Jr. and Daniel Perkins. The Investment Advisory Agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees of the Trust or the vote of a majority of the outstanding shares of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or the Advisor upon sixty days' written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to the most stringent limits prescribed by any state in which the Fund's sales are offered for sale. Currently, the expense limit is 2.5% on the first $30 million of net assets, 2% on the next $70 million of net assets and 1 1/2% thereafter. During the Fund's initial fiscal period from February 18, 1993 to March 31, 1993, the Advisor reimbursed expenses in the amount of $8,258 of a total of $10,123 of fund expenses. For the fiscal year ended March 31, 1994, the Advisor waived its fee of $19,303 and reimbursed the Fund for other expenses in the amount of $31,782. For the fiscal year ended March 31, 1995, the Advisor received fees of $48,841 and reimbursed the Fund for other expenses in the amount of $22,466.

         The use of the name "Perkins" by the Fund is pursuant to a license granted by the Advisor, and in the event the Investment Advisory Agreement with the Fund is terminated, the Advisor has reserved the right to require the Fund to remove any references to the name "Perkins."


                        THE FUND'S ADMINISTRATIVE MANAGER

         The Fund has entered into an Administrative Management Agreement with Southampton Investment Management Company (the "Manager"), a corporation owned in part and controlled by Messrs. Banhazl, Paggioli and Wadsworth. The Management Agreement provides that the Manager will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Manager. For its services, the Manager receives an annual fee at the following rate based on the net assets of the Fund:

Less than $12,000,000          $30,000
$12 million to $50 million         0.25%
$50 million to $100 million        0.20%
$100 million to $200 million       0.15%
Over $200 million                  0.10%

During the fiscal years ended March 31, 1995, and March 31, 1994, the Manager received fees of $30,000 per year. During the initial fiscal period from February 18 through March 31, 1993, the Manager received fees of $3,370.


                             THE FUND'S DISTRIBUTOR

         First Fund Distributors, Inc. (the "Distributor"), a corporation owned by Messrs. Banhazl, Paggioli and Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (I) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. During the fiscal year ended March 31, 1994, the aggregate of sales commissions received by the Distributor were $922 and during the fiscal year ended March 31, 1995, they were $35,000.

     The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. During the fiscal year ended March 31, 1994, the Fund paid fees of $4,805 to the Distributor, all of which was paid out as selling compensation to dealers. During the year ended March 31, 1995, the Fund paid fees of $12,435 to the Distributor, of which $3,460 was paid out by the Distributor as selling compensation to dealers and $6,521 was for reimbursement of Distributor printing expenses and $2,108 was for reimbursement of advertising/sales literature expenses.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions, subject to the instructions of and review by the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of its shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services were not imputed just to the Fund and may be useful to the Advisor in advising other clients. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Fund and the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Advisor in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds ("Funds") managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or Funds. In such event, the position of the Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or Funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

         Because the Fund's Distributor is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through the Distributor if it is legally permissible to do so.

         The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through such brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

     The Fund does not use the Distributor to execute its portfolio transactions. During the Fund's initial fiscal period ended March 31, 1993, aggregate brokerage commissions paid by the Fund were $2,460. During the fiscal years ended March 31, 1994, and March 31, 1995, such commissions paid by the Fund totaled $4,181 and $42,830, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (I) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (C) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of

Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

         As discussed in the Prospectus, the Fund provides a Check-A-Matic Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Check-A-Matic Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of 4:00 p.m., New York City time, on each day the New York Stock Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

     In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                                              PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                                  P(1+T)n  =  ERV

Where:  P   =  a hypothetical initial purchase order of $1,000
                           from which the maximum sales load is deducted

            T   =  average annual total return

            n   =  number of years

            ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.

     The Fund's average annual total returns for the one year period and for the period from inception on February 18, 1993 through September 30, 1995 were 61.04% and 43.77%, respectively.

         The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.



                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

     The Provident Bank, One East Fourth Street, Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Fund. Rodney Square Management Corp., P.O. Box 8987, Wilmington, DE 19899, acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

         Tait, Weller & Baker, 121 South Broad Street, Philadelphia, PA 19107, are the independent auditors for the Fund.

         Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, California 94104, are legal counsel to the Fund.

         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

     The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The

Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                       FINANCIAL STATEMENTS

     The annual report to shareholders for the Fund for the fiscal year ended March 31, 1995 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.